Exhibit 10.4

Spree Acquisition Corp. 1 Limited

94 Yigal Alon, Building B, 31st floor

Tel Aviv, 6789139, Israel

August 22, 2021

Spree Operandi, LP

94 Yigal Alon, Building B, 31st floor

Tel Aviv, 6789139, Israel

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of Spree Acquisition Corp. 1 Limited’s (the “Company”) securities and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Spree Operandi, LP shall, or shall cause its affiliates to, make available to the Company certain office space, utilities, secretarial support and other administrative support and services as may be required by the Company from time to time, situated at 94 Yigal Alon, Building B, 31st floor, Tel Aviv, 6789139, Israel (or any successor location). In exchange therefore, the Company shall pay Spree Operandi, LP the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. Spree Operandi, LP hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

SPREE Acquisition Corp. 1 Limited

By:	/s/ Eran Plaut
	Name:	Eran Plaut
	Title:	Chairman of the Board and Chief Executive Officer

AGREED TO AND ACCEPTED BY:

Spree Operandi, LP

By:	Spree Operandi GP Limited,
its sole General Partner

By:	/s/ Shay Kronfeld
	Name:	Shay Kronfeld
	Title:	Director

[Signature Page to Administrative Services Agreement]